                                                                    Exhibit 99.2

                                                           (IIT INDUSTRIES LOGO)

Press Release

                                                          4 West Red Oak Lane
                                                          White Plains, NY 10604
                                                          tel 914 641.2000
                                                          fax 914 696.2950

FOR RELEASE AT 4:30 PM EDT, SEPTEMBER 7, 2005

Contact:
Tom Glover
(914) 641-2160
tom.glover@itt.com

ITT INDUSTRIES ANNOUNCES APPOINTMENT OF HENRY J. DRIESSE AS PRESIDENT OF FLUID TECHNOLOGY, AND STEVEN F. GAFFNEY AS PRESIDENT OF DEFENSE

     -    DRIESSE, PRESIDENT OF ITT'S DEFENSE BUSINESS, WILL SUCCEED ROBERT L.
          AYERS

     -    GAFFNEY, PRESIDENT OF DEFENSE SYSTEMS DIVISION, WILL SUCCEED DRIESSE

WHITE PLAINS, NEW YORK - SEPTEMBER 7, 2005 - ITT Industries, Inc. (NYSE: ITT) today announced that Henry J. Driesse has been appointed President of the company's fluid technology business, succeeding Robert L. Ayers. Driesse has served as President of ITT's defense business since 2000. The company also announced that Steven F. Gaffney has been appointed President of ITT's defense business, succeeding Driesse. Gaffney currently heads the company's Systems division, the largest division in ITT's defense business. Both appointments will become effective on September 30.

"ITT's fluid technology and defense businesses are doing very well this year, and we see continued growth in these key areas for years to come," said Steve Loranger, Chairman, President and Chief Executive Officer of ITT Industries. "Earlier this year, Bob Ayers indicated to me his interest in stepping down and eventually retiring. After a series of discussions with Bob and the rest of the leadership team, we agreed that this is an appropriate time to implement our succession plan for Bob. Since Bob became President of Fluid Technology in 1999, he and his team have positioned ITT as the preeminent global leader in water and water treatment technology. Bob will be staying on in the role of special advisor for another year."

Loranger said that the performance of both Fluid Technology and Defense are the key reasons ITT continues to achieve strong results and why the company believes it is solidly on track to achieve its previously stated third quarter earnings guidance of $1.30 - $1.35 per share, setting a positive foundation for the rest of the year.

                                     -more-

                                                           (IIT INDUSTRIES LOGO)

"We see enormous potential in our water and water treatment business, particularly in developing advanced technology and systems, and Hank Driesse shares this excitement about the global prospects in these markets. I know Hank and his team will position us to take this business to an even higher level," said Loranger. "Hank's leadership capability has been amply demonstrated by the significant growth and operational improvements we have seen in our Defense business in the last five years, in the U.S. and internationally, and across business units. I think he can bring that same level of strategic vision and operating discipline to this important new assignment."

"Hank has done an outstanding job in developing a strong cadre of management talent, and Steve Gaffney is well-positioned to lead our Defense business," said Loranger. "The Systems division has been growing dramatically under Steve's leadership. He has worked with his team to develop new areas of strategic focus for Systems, and they have enjoyed a steady stream of new contract wins in the last few years. Steve is a respected leader among his colleagues and I know he will do a great job leading our Defense business."

Prior to his current assignment, Driesse served as President of ITT Avionics Division, a world leader in the design, production and support of airborne electronic protection and communications, navigation and identification systems. Driesse began his career with ITT in 1981. His broad experience includes engineering, marketing, and program management positions with Singer-Kearfott and Bendix Corporation. He holds a Bachelor of Science degree in electrical engineering from Fairleigh Dickinson University and a Master of Science degree in electrical engineering from New York University.

Gaffney has served as President of ITT's Defense Systems Division since 2003. He joined ITT Industries in 1998 as Vice President and Director of Programs at ITT's Avionics division, and was named President of the Division in 2000. He was named corporate vice president and head of Value-Based Six Sigma in October 2002. Prior to joining ITT, Gaffney was Director of Litton Industries' Integrated Systems business in Woodland Hills, California, after serving in a similar role with AlliedSignal's Government Electronic Systems unit in Teterboro, New Jersey. He spent his early career with Smith Industries' aerospace and defense business in Florham Park, New Jersey. Gaffney holds a BS degree in Electrical Engineering from Lafayette College in Easton, Pennsylvania.

ABOUT ITT INDUSTRIES

ITT Industries, Inc. (www.itt.com) supplies advanced technology products and services in key markets including: fluid and water management including water treatment; defense communication, opto-electronics, information technology and services; electronic interconnects and switches; and other specialty products. Headquartered in White Plains, NY, the company generated $6.8 billion in 2004 sales. In addition to the New York Stock Exchange, ITT Industries stock is traded on the Midwest, Pacific, Paris, London and Frankfurt exchanges.

                                                           (IIT INDUSTRIES LOGO)

For free B-roll/video content about ITT Industries, please log onto www.thenewsmarket.com/ITT to preview and request video. You can receive broadcast-standard video quality digitally or by tape from this site. Registration and video are free to the media.

----------
"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 ("THE ACT"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                                       ###